Exhibit 10.06

P.O. Box 982 El Paso, Texas 79960-0982 (915) 543-5711

August 29, 2008

Imperial Irrigation District

Supply & Trading Section

1561 W. Main St., Suite 11A

El Centro, CA 92243

Amendment Number 1 to April 18, 2007 Confirmation between El Paso Electric Company and Imperial Irrigation District

This amended confirmation (“Amended Confirmation”) shall amend and supplement certain terms of the original confirmation dated April 18, 2007 between El Paso Electric Company (“Seller”) and Imperial Irrigation District (“Purchaser”) (the “Original Confirmation”) as detailed below. Unless otherwise defined in the Amended Confirmation, all capitalized terms shall have the meaning prescribed by the Original Confirmation or, in the event a capitalized term is not defined in the Original Confirmation, that term shall have the meaning prescribed in the Agreement. In the event of a conflict between the terms of the Amended Confirmation and those of the Original Confirmation or the Agreement, the terms contained in the Amended Confirmation shall control.

I. The following subsection shall replace in its entirety the “Energy Charge” subsection under the section titled “Pricing” in the Original Confirmation:

Energy Charge:

For firm energy and system contingent capacity energy scheduled and delivered, Purchaser shall pay Seller an Energy Charge equal to the product of (a) the amount of energy (in MWh) scheduled by Purchaser and delivered by Seller for each hour on such day, and (b) the Energy Price, which shall be: **** MMBtu/MWh x Gas Reference Price + **** USD.

The Parties have agreed to fix the Gas Reference Price for a portion of the capacity (and associated firm energy) as set forth in (i) and (ii), below. Additionally, the Parties have agreed to cap the Gas Reference Price for an additional portion of capacity (and associated firm energy) as set forth in (iii) and (iv), below. Finally, the Parties have agreed to index the Gas Reference Price for a portion of capacity (and associated firm energy) as set forth in (v), below:

i) For purposes of calculating the Energy Charge for the first 25 MW delivered during each Heavy-Load Hour during the period from October 1, 2008 through June 30, 2009 and the period from September 1, 2009 through November 30, 2009, the Gas Reference Price shall be fixed as shown in Table 1 under the heading “Gas Reference Price A” for the corresponding month and year of delivery.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ii) For purposes of calculating the Energy Charge for the first 50 MW delivered during each Heavy-Load Hour during the period from July 1, 2009 through August 31, 2009 the Gas Reference Price shall be fixed as shown in Table 1 under the heading “Gas Reference Price B” for the corresponding month and year of delivery.

iii) For purposes of calculating the Energy Charge for energy schedules that are greater than 25 MW but less than or equal to 75 MW for each Heavy-Load Hour during the period from October 1, 2008 through June 30, 2009 and the period from September 1, 2009 through November 30, 2009, the Gas Reference Price shall be ****.

iv) For purposes of calculating the Energy Charge for energy schedules that are greater than 50 MW but equal to or less than 100 MW for each Heavy-Load Hour during the period from July 1, 2009 through August 31, 2009, the Gas Reference Price shall be ****.

v) For purposes of calculating the Energy Charge for any energy schedule not described in (i), (ii), (iii) or (iv), above, the Gas Reference Price shall be ****.

Premium:	As consideration for the right to cap the Gas Reference Price at Gas Reference Price C and Gas Reference Price D, as set forth above, Purchaser shall pay Seller a premium of **** per month.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TABLE 1

	Gas Reference Price A ($/MMBtu)	Gas Reference Price B ($/MMBtu)	Gas Reference Price C ($/MMBtu)	Gas Reference Price D ($/MMBtu)

Oct-08	****	****	****	****

Nov-08	****	****	****	****

Dec-08	****	****	****	****

Jan-09	****	****	****	****

Feb-09	****	****	****	****

Mar-09	****	****	****	****

Apr-09	****	****	****	****

May-09	****	****	****	****

Jun-09	****	****	****	****

Jul-09	****	****	****	****

Aug-09	****	****	****	****

Sep-09	****	****	****	****

Oct-09	****	****	****	****

Nov-09	****	****	****	****

II. The following shall be added after the last sentence of the subsection titled “Pre-scheduling” under the section titled “Pricing” in the Original Confirmation:

The Purchaser shall pre-schedule a minimum of 75 MW for all Heavy-Load Hours in the months of July and August 2009.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Signatories:	The signatories-hereto represent that they have been appropriately authorized to enter into this Agreement on behalf of the Party for whom they sign. This Agreement is executed as of the date first above written.

IMPERIAL IRRIGATION DISTRICT

By:	/s/ Brian J. Brady
Name: Title:	Brian J. Brady General Manager

EL PASO ELECTRIC COMPANY

By:	/s/ Steve Buraczyk
Name: Title:	Steve Buraczyk V.P., PM & F

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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